================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 GLIATECH INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                [GLIATECH LOGO]

                            23420 COMMERCE PARK ROAD
                             CLEVELAND, OHIO 44122
                           TELEPHONE: (216) 831-3200

                                                                   April 7, 1997

Dear Gliatech Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Gliatech Inc., which will be held on Wednesday, May 14, 1997, at 11:00 a.m. at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio.

     This year, your Board of Directors is recommending that you elect two Directors for a three-year term, amend the Amended and Restated 1989 Stock Option Plan and approve the appointment of the independent auditors of the Company for the current fiscal year.

     The Company has enclosed a copy of its 1996 Annual Report for the fiscal year ended December 31, 1996 with this notice of annual meeting of stockholders and proxy statement. If you would like another copy of the 1996 Annual Report, please contact Rodney E. Dausch, Secretary, at Gliatech Inc., 23420 Commerce Park Road, Cleveland, Ohio 44122, (216) 831-3200, and you will be sent one.

     Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                    Sincerely,

                                    /s/ Thomas O. Oesterling

                                    Thomas O. Oesterling, Ph.D.
                                    President and Chief Executive Officer

                                [GLIATECH LOGO]

                            23420 COMMERCE PARK ROAD
                             CLEVELAND, OHIO 44122

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 1997

     The Annual Meeting of Stockholders of Gliatech Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 14, 1997, at 11:00 a.m. (the "Annual Meeting"), at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio for the purpose of:

     (1) Electing two (2) Directors for a three-year term;

     (2) Amending the Amended and Restated 1989 Stock Option Plan;

     (3) Approving the appointment of the independent auditors of the Company for the fiscal year ending December 31, 1997; and

     (4) Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 28, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        /s/ Rodney E. Dausch

                                        Rodney E. Dausch
                                        Secretary
April 7, 1997

     The Company's 1996 Annual Report for the fiscal year ended December 31, 1996 is enclosed. The 1996 Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                 GLIATECH INC.
                            23420 COMMERCE PARK ROAD
                             CLEVELAND, OHIO 44122

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ON MAY 14, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Gliatech Inc., a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of stockholders of the Company to be held on May 14, 1997 (the "Annual Meeting"). This Proxy Statement and the related proxy card are being mailed to stockholders commencing on or about April 7, 1997.

     If the enclosed proxy card is executed and returned, the shares represented by it will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to the Company or by submission of a later-dated proxy.

     Stockholders of record of the Company at the close of business on March 28, 1997, will be entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 7,346,273 shares of Common Stock. A list of such holders will be open to the examination of any stockholders, for any purpose germane to the meeting, at the place of the Annual Meeting for a period of ten days prior to the meeting. Each share of Common Stock is entitled to one vote. At the Annual Meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the vote of the stockholders. The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. Properly executed proxies marked "abstain" as well as proxies held in street name by brokers that are not voted on all proposals to come before the Annual Meeting ("broker non-votes"), will be considered "present" for purposes of determining whether a quorum has been achieved at the Annual Meeting.

     The two nominees for Director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy shall be elected. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting, but not voted for any reason have no impact in the election of Directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the Annual Meeting require for approval the favorable vote of a majority of shares voted at the meeting in person or by proxy. Stockholders have no right to cumulative voting as to any matter, including the election of Directors. If any proposal at the Annual Meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under Delaware law and therefore such abstentions have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval.

     The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted: (i) for the nominees for Director named in this Proxy Statement; (ii) for approval of the amendments to the Amended and Restated 1989 Stock Option Plan; (iii) for approval of the appointment of Ernst & Young LLP, as independent auditors; and
(iv) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters which properly come before the Annual Meeting.

                             ELECTION OF DIRECTORS

     The Company's Second Restated Certificate of Incorporation provides that the Board of Directors will be divided into three classes of Directors to be as nearly equal in number of Directors as possible. At each annual stockholders' meeting, Directors are elected for a term of three years and hold office until their successors are elected and qualified or until their earlier removal or resignation. Class I currently consists of Allen H. Ford, Theodore E. Haigler, Jr. and Robert D. Pavey and their current term of office will expire at the 1999 annual meeting of stockholders. Class II consists of Irving S. Shapiro and John
L. Ufheil and their current term of office will expire at this Annual Meeting. Class III consists of Thomas O. Oesterling, Ph.D. and Robert P. Pinkas and their current term of office will expire at the 1998 annual meeting of stockholders. All non-employee Directors receive reimbursements for any and all out-of-pocket expenses incurred in connection with attending each Board of Directors meeting or committee meeting and stock options to purchase 4,000 shares of Common Stock upon election as a Director and an annual award of stock options to purchase 4,000 shares of Common Stock after each annual meeting.

     At the Annual Meeting, two Directors are to be elected to hold office, each for a term of three years and until his successor is elected and qualified. The Board of Directors recommends that its two nominees for Director be elected at the Annual Meeting. The nominees are Irving S. Shapiro and John L. Ufheil. Messrs. Shapiro and Ufheil have served as Directors of the Company since 1993. If any nominee becomes unavailable for any reason or should a vacancy occur before the election (which events are not anticipated), the proxies will be voted for the election of such other person as a Director as the Board of Directors may recommend.

     Information regarding the nominees and continuing Directors of the Company is set forth below:

             NAME               AGE                     POSITION(S)
------------------------------  ---     --------------------------------------------
Robert P. Pinkas (1)(3)          43     Chairman of the Board and Treasurer
Thomas O. Oesterling, Ph.D.      59     President, Chief Executive Officer and
                                        Director
Allen H. Ford (2)(3)             68     Director
Theodore E. Haigler, Jr.(2)      72     Director
Robert D. Pavey (1)(3)           54     Director
Irving S. Shapiro (2)(3)         80     Director
John L. Ufheil (1)(3)            63     Director

---------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Executive Committee.

DIRECTOR NOMINEES

     IRVING S. SHAPIRO has served as a Director since December 1993. Mr. Shapiro has been Of Counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom in Wilmington, Delaware since 1990 and from 1981 to 1989 was a partner of that firm. He served as Chairman and Chief Executive Officer of E.I. du Pont de Nemours & Company, a manufacturer of chemicals and other materials, from 1974 to 1981. Mr. Shapiro currently serves as director of J.P. Morgan Florida, FSB, Pediatric Services of America Inc. and Sola International Inc.

     JOHN L. UFHEIL has served as a Director of the Company since May 1993. From April 1990 until his retirement in May 1994, he served as Chairman, President and Chief Executive Officer of Celgene Corporation, a biotechnology company.

CONTINUING DIRECTORS

     ALLEN H. FORD has served as a Director of the Company since 1988. Mr. Ford has been an independent management consultant since his retirement in 1986. Mr. Ford is also a director of First Union Real Estate Investments and Parker-Hannifin Corporation.

     THEODORE E. HAIGLER, JR. has served as Director of the Company since May 1996. Mr. Haigler has been an independent management consultant since his retirement in 1989. From 1986 until his retirement in 1989, he served as President, Chief Executive Officer and director of Burroughs Wellcome Co. and director of Wellcome plc, London, England, a pharmaceutical company. Mr. Haigler is also a director of FAC Realty Inc.

     THOMAS O. OESTERLING, PH.D. has served as President, Chief Executive Officer and a Director of the Company since June 1989. From 1984 to 1986, he was Senior Vice President Research and Development of Collaborative Research, Inc., a manufacturer of diagnostic reagents for genetic research and testing, and from 1986 to 1989, he was President. Prior to 1984, Dr. Oesterling had 18 years of experience in pharmaceutical and medical management and research and development for the Upjohn Company, Johnson & Johnson, and Mallinckrodt Inc.

     ROBERT D. PAVEY has served as a Director of the Company since 1988. In 1969, he was a co-founder of Morgenthaler Ventures, a venture capital firm based in Cleveland, Ohio, with which he remains a partner today. Mr. Pavey is past President of the National Venture Capital Association.

     ROBERT P. PINKAS has served as Chairman of the Board of Directors since 1988 and served as Secretary of the Company from 1988 until August 1995. He became Treasurer of the Company in August 1995. Mr. Pinkas is the founding general partner of Brantley Venture Partners, a venture capital firm formed in 1987. He is also a director of Pediatric Services of America, Inc. and Quad Systems Corporation.

COMMITTEES AND DIRECTORS MEETINGS

     The Board of Directors has three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee.

     The Executive Committee has all the power and authority of the Board of Directors in the management of the business affairs of the Company except that it has no power or authority in reference to amending the Company's Certificate of Incorporation; adopting agreements of merger or recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company's assets; amending the Company's By-Laws; declaring dividends; or issuing stock. The Executive Committee held no meetings in fiscal 1996.

     The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the appointment of the Company's independent auditors. The Audit Committee discusses with the Company's management and the Company's independent auditors the overall scope and specific plans for the audit. The Audit Committee meets annually with the Company's senior management and independent auditors to discuss the results of the auditors' examination and the Company's financial reporting. The Audit Committee held one meeting in fiscal 1996.

     The Compensation Committee oversees all matters relating to human resources of the Company and administers (i) all stock option or stock-related plans and, in connection therewith, all awards of options and performance units to employees pursuant to any such stock option or stock related plan; (ii) all bonus plans; and (iii) all compensation of the Chief Executive Officer and President of the Company. The Compensation Committee held one meeting in fiscal 1996.

     The Board of Directors held five meetings in fiscal 1996. All of the Directors attended at least seventy-five (75%) of the total meetings held by the Board of Directors and by the committees on which they served in fiscal 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The members of the Company's Compensation Committee are Robert D. Pavey, Chairman, Robert P. Pinkas and John L. Ufheil. Except for Mr. Pinkas, no officers or employees of the Company serve on the Compensation Committee. Although Mr. Pinkas is Treasurer of the Company, he receives no compensation for holding such position. See "Compensation Committee Report on Executive Compensation."

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of January 15, 1997 (except as otherwise noted) as to the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the voting securities of the Company and the security ownership of equity securities of the Company by each of the Directors of the Company, Director nominees, and each of the executive officers named in the Summary Compensation Table, and all Directors and executive officers as a group. Except as otherwise noted, all information with respect to beneficial ownership has been furnished by the respective Director, Director nominee, executive officer or person beneficially owning five percent or more of the Common Stock, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

                                                                             PERCENTAGE OF
                                                 AMOUNT AND NATURE             SHARES OF
               NAME AND ADDRESS OF            OF BENEFICIAL OWNERSHIP         COMMON STOCK
                BENEFICIAL OWNER                  OF COMMON STOCK          BENEFICIALLY OWNED
     --------------------------------------- --------------------------   --------------------
     State of Wisconsin Investment                      711,000                    9.7%
       Board(1).............................
       P.O. Box 7842
       Madison, Wisconsin 53707
     Morgenthaler Venture Partners II &                 648,151                    8.9%
       III(2)...............................
       700 National City Bank Building
       Cleveland, Ohio 44114
     Deltec Asset Management                            542,600                    7.4%
       Corporation(3).......................
       535 Madison Avenue
       New York, New York 10022
     Brantley Venture Partners(4)...........            531,941                    7.3%
       20600 Chagrin Boulevard
       Cleveland, Ohio 44122
     Thomas O. Oesterling, Ph.D.(5).........            187,819                    2.5%
     Allen H. Ford(6)(7)....................             44,333                       *
     Theodore E. Haigler, Jr................                  0                       *
     Robert D. Pavey(2).....................            648,151                    8.9%
     Robert P. Pinkas(4)....................            531,941                    7.3%
     Irving S. Shapiro(8)...................              6,733                       *
     John L. Ufheil(9)......................              6,733                       *
     Rodney E. Dausch(10)...................             34,566                       *
     Jon D. Schoeler........................                727                       *
     Michael A. Zupon, Ph.D.(11)............             55,728                       *
     All Directors and executive officers...          1,516,731                   20.1%
       as a group (10 persons)(12)

---------------

* Represents less than 1% of the outstanding shares.

 (1) Information with respect to beneficial ownership is based on a Schedule 13G filing with the Securities and Exchange Commission on January 24, 1997.

 (2) Includes 481,292 shares of Common Stock owned by Morgenthaler Venture Partners II ("MVPII") and 160,526 shares of Common Stock owned by Morgenthaler Venture Partners III ("MVPIII"). Robert D. Pavey, a Director of the Company, is a general partner in each of Morgenthaler Management Partners II and Morgenthaler Management Partners III, the general partners, respectively, of MVPII and MVPIII. Voting and investment power with respect to the shares of Common Stock owned by MVPII and MVPIII is shared by the general partners of the respective management partnerships of MVPII and MVPIII. Includes 5,000 shares owned by Pavey Family Partnership and includes 1,333 shares of Common Stock purchasable upon the exercise of stock options.

 (3) Information with respect to beneficial ownership is based on a Schedule 13G as filed with the Securities and Exchange Commission on February 4, 1997.

 (4) Includes 228,766 shares of Common Stock owned by Brantley Venture Partners, L.P. and 296,842 shares of Common Stock owned by Brantley Venture Partners II, L.P. Robert P. Pinkas, a Director of the Company, is a general partner of Pinkas Family Partners, L.P., the general partner of each of Brantley Venture Management, L.P. and Brantley Venture Management II, the general partners, respectively, of Brantley Venture Partners, L.P. and Brantley Venture Partners II, L.P. Includes 6,333 shares of Common Stock purchasable upon the exercise of stock options issued to Mr. Pinkas.

 (5) Includes 156,500 shares of Common Stock purchasable upon the exercise of stock options.

 (6) Excludes 39,000 shares of Common Stock owned by Case Western Reserve University of which Mr. Ford is a member of the Board of Trustees and as to which he may be deemed to share voting and investment power. Mr. Ford disclaims any beneficial interest in such shares.

 (7) Includes 4,333 shares of Common Stock purchasable upon the exercise of stock options.

 (8) Includes 6,733 shares of Common Stock purchasable upon the exercise of stock options.

 (9) Includes 6,733 shares of Common Stock purchasable upon the exercise of stock options.

(10) Includes 32,500 shares of Common Stock purchasable upon the exercise of stock options.

(11) Includes 39,750 shares of Common Stock purchasable upon the exercise of stock options.

(12) Includes 254,215 shares of Common Stock purchasable upon the exercise of stock options.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information relating to the annual and long-term compensation for the year ended December 31, 1996 for the Chief Executive Officer and the other named executive officers of the Company who received compensation in excess of $100,000 in that year (the "Named Executive Officers").

                                                                             LONG TERM
                                                                        COMPENSATION AWARDS
                                                                       ----------------------
                                                ANNUAL COMPENSATION                SECURITIES
                                                                       RESTRICTED  UNDERLYING
                                                -------------------     STOCK       OPTIONS/
               NAME AND                          SALARY      BONUS     AWARD(S)       SARS          ALL OTHER
          PRINCIPAL POSITION            YEAR      ($)         ($)        ($)          (#)        COMPENSATION(1)
--------------------------------------- -----   --------    -------    --------    ----------    ---------------
Thomas O. Oesterling, Ph.D.              1996   $240,000    $46,800    $15,600        58,000        $   1,260
  Chief Executive Officer and            1995    210,000     63,000     21,000       115,000            1,260
    President                            1994    210,000     17,000     17,000         8,000            1,170
Rodney E. Dausch(2)                      1996   $150,000    $23,625    $ 7,875        15,000        $   1,564(3)
  Vice President, Chief                  1995    120,652     27,185      9,062        80,000           51,623(4)
  Financial Officer and Secretary        1994         --         --         --            --               --
Jon D. Schoeler(5)                       1996   $ 64,927    $17,173    $ 5,724        65,000        $   6,663(6)
  Vice President, Worldwide              1995         --         --         --            --               --
  Sales and Marketing                    1994         --         --         --            --               --
Michael A. Zupon, Ph.D.                  1996   $150,000    $23,625    $ 7,875        15,000        $     204
  Vice President, Product                1995    125,000     28,125      9,375        61,000              153
  Development and Operations             1994    125,000     15,000     15,000            --            4,153(7)

---------------

(1) Includes premiums on life insurance policies paid by the Company on behalf of each of the Named Executive Officers.

(2) Rodney E. Dausch became Vice President and Chief Financial Officer of the Company effective March 13, 1995.

(3) Includes relocation living expenses of $988 paid by the Company on behalf of Mr. Dausch in 1996.

(4) Includes relocation living expenses of $35,623 paid by the Company on behalf of Mr. Dausch in 1995 and a bonus of $15,000.

(5) Jon D. Schoeler became Vice President, Worldwide Sales and Marketing of the Company in July 1996.

(6) Includes relocation living expenses of $6,519 paid by the Company on behalf of Mr. Schoeler in 1996.

(7) Includes relocation living expenses of $4,000 paid by the Company on behalf of Dr. Zupon in 1994.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the grants of options and SARs made during 1996 to the Named Executive Officers.

                                                                                        POTENTIAL REALIZABLE
                                        INDIVIDUAL GRANTS                                     VALUE AT
                                    -------------------------                              ASSUMED ANNUAL
                                    NUMBER OF     PERCENT OF                                  RATES OF
                                    SECURITIES      TOTAL                                   STOCK PRICE
                                    UNDERLYING     OPTIONS/                               APPRECIATION FOR
                                      OPTION         SARS       EXERCISE                       OPTION
                                      /SARS       GRANTED TO    OF BASE                       TERM(1)
                                     GRANTED     EMPLOYEES IN    PRICE     EXPIRATION   --------------------
                NAME                  (#)(2)     FISCAL YEAR     ($/SH)       DATE        5%($)     10%($)
----------------------------------------------   ------------   --------   ----------   ---------  ---------
Thomas O. Oesterling, Ph.D..........   58,000         25.9%      $7.875      12/27/06    $287,247   $727,942
Rodney E. Dausch....................   15,000          6.7%      $7.875      12/27/06     $74,288   $188,261
Jon D. Schoeler.....................   50,000         22.3%      $ 7.50       7/01/06    $235,835   $597,653
                                       15,000          6.7%      $7.875      12/27/06     $74,288   $188,261
Michael A. Zupon, Ph.D..............   15,000          6.7%      $7.875      12/27/06     $74,288   $188,261

---------------

(1) The potential realizable value is based on the term of the option at the time of grant (ten years). The potential realizable value is calculated by assuming that the deemed fair value of the Company's Common Stock for financial statement presentation purposes on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(2) Represents options granted pursuant to the Company's Amended and Restated 1989 Stock Option Plan with an exercise price equal to the fair market value as determined by the Board of Directors on the date of grant. Options become exercisable with respect to one-fourth of the shares covered thereby on each anniversary of the date of grant, commencing on the first anniversary of such date. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     No options were exercised by the Named Executive Officers during 1996. The following table provides information regarding unexercised stock options held by the Named Executive Officers as of December 31, 1996:

                                                                                              VALUE OF
                                                                        NUMBER OF            UNEXERCISED
                                                                       UNEXERCISED          IN-THE-MONEY
                                                                      OPTIONS/SARS          OPTIONS/SARS
                                         SHARES         VALUE           YEAR-END              YEAR-END
                                       ACQUIRED ON     REALIZED      EXERCISABLE(E)/       EXERCISABLE(E)/
                NAME                    EXERCISE         ($)        UNEXERCISABLE(U)      UNEXERCISABLE(U)
-------------------------------------  -----------     --------     -----------------     -----------------
Thomas O. Oesterling, Ph.D...........       0              0             152,750(E)           $ 819,788(E)
                                                                         147,250(U)           $   3,563(U)
Rodney E. Dausch.....................       0              0              20,000(E)           $   3,125(E)
                                                                          75,000(U)           $   9,375(U)
Jon D. Schoeler......................       0              0                   0(E)                   0(E)
                                                                          65,000(U)           $  12,500(U)
Michael A. Zupon, Ph.D...............       0              0              33,250(E)           $   6,125(E)
                                                                          66,750(U)           $   6,375(U)

EMPLOYMENT AGREEMENTS

     The Company is a party to letter agreements with each of Thomas D. Oesterling, Ph.D., Rodney E. Dausch, Jon D. Schoeler and Michael A. Zupon, Ph.D. that provide for severance payments in the event these individuals are terminated without cause. Such agreements provide that these individuals will receive 12 months of pay at their base salary rate if terminated without cause.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following report has been submitted by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors. It is the responsibility of the Committee to exercise the authority of the Board of Directors with respect to (i) evaluation of performance of management, (ii) compensation of executive officers and (iii) administration of the Company's stock option plans.

EXECUTIVE COMPENSATION POLICY

     The Company's overall compensation philosophy is as follows:

          - Attract and retain quality talent, which is critical to both the short-term and long-term success of the Company.

          - Reinforce financial and strategic performance objectives through bonus and incentive stock option compensation that shares the rewards and risks of strategic decision-making.

     To reflect this philosophy in determining executive compensation levels, the Committee conducts annual reviews of all executive officers to evaluate the performance of each individual employee, including each person's decision-making responsibilities and work-related accomplishments, as well as such individual's contribution to the performance of the Company over the previous year.

     In determining the level of executive compensation, including the executive compensation level for 1996, the Committee weighed the performance of the Company during the prior year and the contribution of the executive officers of the Company to such performance. The performance of the Company is determined by the Company's sales performance, progress in its clinical approval process, progress in its clinical trials and research development. The compensation levels of the Company's executive officers are also compared to the levels of executive compensation paid by other corporations in the healthcare industry. In particular, comparisons are made by the Committee with respect to salary levels, bonuses and stock option awards. Such comparisons are made to companies in the healthcare industry with which the members of the Committee are familiar and to the companies which are similar in size and complexity to the operations and research-related functions of the Company. These companies are not chosen based on any published index or the peer group index used in the stock performance graph below. The Company strives to set its aggregate compensation level, as well as the individual components of such compensation, near the median of such comparison companies.

GENERAL COMPENSATION POLICIES

     The Committee's approach to compensation programs is to offer competitive salaries in comparison to competitive market practices. The Committee is responsible for the Company's executive compensation program which consists of three principal components: (i) base salary; (ii) annual cash and stock bonuses; and (iii) long-term equity incentives. The Committee uses market compensation levels as a frame of reference for starting salary, stock option awards and annual salary adjustments. The Committee considers the decision-making responsibilities for each position, and the experience and work performance of each of its existing executive officers. Salary reviews are conducted annually with input from the Chief Executive Officer and the Chief Financial Officer.

ANNUAL BONUS PLANS

     The Company's annual bonus plan is designed to be an attractive and powerful incentive to achieve improved performance results at the Company. Each of the Company's executive officers participates in the Company's management bonus plan. This plan permits the Chief Executive Officer and other participating executives officers to achieve bonus payments of as much as 40% and 30%, respectively, of their base salary if the Company achieves certain performance objectives that are set annually by the Board of Directors. Performance objectives are generally set based on the Company's sales performance, progress in its product approval process, progress in its clinical trials and research developments, and are specifically set based on the objectives that are established which corresponds to the position held by the executive officer. The Board believes that by making a portion of annual compensation contingent on the Company's performance, executive officers are motivated to achieve improvements in operating results.

BENEFIT PLANS

     The Company maintains several benefit plans designed to provide an attractive package to its executive officers. The Company periodically re-evaluates the nature and extent of the benefit plans in light of the plans available to executives at competitors in the healthcare industry.

STOCK OPTIONS

     Historically, the Committee has awarded stock options to each of the Company's executive officers to (i) attract new quality officers to join the Company, (ii) reward executive officers for accomplishing performance objectives and (iii) motivate management with long-term ownership incentives to build the value of the Company both in the short-term and the long-term. The Committee considers market practices for similar positions in the healthcare industry and the amount and terms of prior awards to an individual in granting stock options. There were 153,000 stock options granted to executive officers in 1996.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The annual compensation package for Thomas O. Oesterling, Ph.D., the Company's President and Chief Executive Officer, was established by the Committee after reviewing his accomplishments during the prior year, his experience with the Company, and the salaries of other chief executive officers in comparable companies. The annual base salary of Dr. Oesterling in 1996 was $240,000, a 14% increase from his 1995 annual base salary of $210,000, which has not increased since April 1993. Dr. Oesterling has been awarded bonuses of $62,400 and $84,000 in 1996 and 1995, respectively. In addition, he received 58,000 options for shares of Common Stock in 1996 at an exercise price of $7.875 per share.

     Stock granted as bonuses was valued at the fair market value of the Company's stock as reflected on the Nasdaq National Market. Dr. Oesterling's bonuses and stock option grants in the years of 1996 and 1995 were in recognition of meeting the Company's performance objectives and to keep pace with bonuses and options being paid and granted to other chief executive officers in the healthcare industry.

Compensation and Stock Option Committee

Robert D. Pavey, Chairman
Robert P. Pinkas
John L. Ufheil

                      COMPARATIVE STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on October 19, 1995 with the Russell 2000 Index and indices of certain companies selected by the Company as comparative to the Company. The graph assumes that the value of the investment in the Company's Common Stock at its initial public offering price of $9.50 per share and each index was $100.00 on October 19, 1995.

               COMPARISON OF COMPANY'S COMMON STOCK, RUSSELL 2000
                      INDEX AND A PEER GROUP INDEX (1) (2)

        MEASUREMENT PERIOD                                                     RUSSELL 2000
      (FISCAL YEAR COVERED)            GLIATECH INC.     PEER GROUP INDEX          INDEX
BASE                                      100.00              100.00              100.00
12/31/95                                   88.16              112.89              106.95
3/31/96                                   159.21               99.41              112.52
6/30/96                                   110.53               92.83              118.14
9/30/96                                   106.58               97.64              118.54
12/31/96                                   81.58               87.76              124.71

(1) The companies selected to form the Company's line-of-business peer group index are: Alkermes Inc., Biomatrix Inc., Cambridge Neuroscience, Cephalon Inc., Cocensys Inc., Genzyme Corp., Neurogen C.P. and Regeneron Pharm Inc. The total return of each member of the Company's peer group has been weighted according to each member's stock market capitalization.

(2) In the past, Athena Neurosciences Inc. was included in the Company's peer group index; however, information with respect to Athena Neurosciences Inc. is no longer available to the Company due to the acquisition of Athena Neurosciences Inc. by Elan Corp. plc.

                    APPROVAL OF AMENDMENTS TO THE COMPANY'S
                   AMENDED & RESTATED 1989 STOCK OPTION PLAN

     The Company desires to continue its policy of encouraging greater ownership of Common Stock of the Company by its key employees, including employee Directors, in order to more closely align their interests with those of the stockholders. For this purpose, subject to approval by the stockholders of the Company at the Annual Meeting, the Board of Directors has amended the Amended and Restated 1989 Stock Option Plan (the "1989 Plan"). A summary of the proposed amendments to the 1989 Plan is set forth below, followed by a summary of the 1989 Plan. The full text of the 1989 Plan, as amended, is annexed to this proxy statement as Exhibit A and the summary is qualified in its entirety by reference to Exhibit A.

1989 STOCK OPTION PLAN

     Currently, the Company's 1989 Plan provides for the granting of stock options for up to an aggregate of 1,020,000 shares of the Company's Common Stock. The 1989 Plan includes provisions authorizing the Board of Directors or a duly authorized committee thereof, which administers the 1989 Plan, to adjust the number of shares of Common Stock covered by the 1989 Plan and outstanding stock options granted thereunder, in the event of a stock dividend, stock split, combination of shares, recapitalization, reorganization, merger, consolidation or rights offering, or other event that causes a change in the capital structure of the Company. The shares of Common Stock covered by the 1989 Plan may be shares of original issue or shares held in treasury or a combination thereof. The market value of the Company's Common Stock was $10.125 per share based on the closing price on March 27, 1997 as reported by the Nasdaq National Market.

AMENDMENTS

     The Board of Directors has approved an amendment to the 1989 Plan to increase the number of shares authorized by the 1989 Plan for the granting of stock options for up to an aggregate of 1,270,000 shares of the Company's Common Stock. In addition, the Board of Directors has amended the 1989 Plan to limit the number of options granted to any individual to 250,000 in a two-year period.

     The 1989 Plan provides, among other things, for granting stock options to key employees and Directors of the Company. Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to public companies for compensation over $1 million paid, or otherwise taxable, to persons named in the Summary Compensation Table and employed by the Company at the end of the applicable year. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In the case of stock options, one requirement is that the applicable plan state a maximum number of shares with respect to which option rights may be granted during a specified period. The 1989 Plan, as amended, provides that no key employee or Director shall be granted option rights for more than 250,000 shares of Common Stock in a two-year period, thereby satisfying the new requirement. A second requirement is that the applicable plan must be approved by stockholders. Approval of the amendments to the 1989 Plan shall be deemed the equivalent of approval of the 1989 Plan. If the requisite approval is not obtained, no additional awards will be made under the 1989 Plan.

PLAN SUMMARY

     Purpose and Adoption. The purpose of the 1989 Plan is to provide incentive to eligible Directors and other eligible key employees of the Company. This purpose is accomplished by authorizing the grant to participants of options to purchase shares of Common Stock thus benefiting the Company by giving the participants a greater personal interest in the success of the Company.

     The 1989 Plan was initially adopted by the Board of Directors on August 4, 1989 and was approved by stockholders in August 1990. An amendment to the 1989 Plan was adopted by the Board of Directors on September 13, 1995 and approved by the stockholders effective October 1, 1995. The 1989 Plan was further amended, subject to stockholder approval, by the Board of Directors on February 26, 1997.

     Awards. The 1989 Plan provides for the granting of "incentive stock options" ("ISO") within the meaning of Section 422 of the Code, and "nonqualified stock options", which are not intended to qualify under any provision of the Code. The aggregate fair market value (determined as of the date of grant of an ISO) of all shares of Common Stock with respect to which ISO's are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. In the event that an optionee is eligible to participate in any other stock option plans of the Company or any of its subsidiaries that are also intended to comply with the provisions of Section 422 of the Code, the annual $100,000 limitation applies to the aggregate number of shares of Common Stock with respect to which ISO's may be granted under all such plans. An ISO may be granted in excess of the $100,000 limitation, but that portion of the option that is exercisable for shares of Common Stock in excess of the limitation will be treated as a nonqualified stock option.

     Administration. The 1989 Plan is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). No member of the Compensation Committee is an employee of the Company. No member of the Compensation Committee is eligible to receive awards under the 1989 Plan. The Compensation Committee determines (a) the eligible persons to whom options may be granted; (b) the times at which such persons will receive options; (c) the number of shares subject to each option, the option price, and other terms and conditions on which such option is granted and to which it is subject; and (d) whether a particular option is to be designated as an ISO within the meaning of
Section 422(b) of the Code ("Qualified Stock Option") or an option that is not qualified under any Code provision ("Nonqualified Stock Option").

     Eligibility. Officers, Directors (who are not members of the Committee) and, in the judgment of the Compensation Committee, other key employees of the Company or any of its subsidiaries are eligible to participate in the 1989 Plan. Approximately 45 individuals are eligible to participate in the 1989 Plan.

     Exercise Price and Annual Limitation. The 1989 Plan provides that the exercise price of options granted thereunder is to be determined by the Compensation Committee, provided that the exercise price per share, (i) with respect to each ISO, cannot be less than 100% and (ii) with respect to each Nonqualified Stock Option, cannot be less than 50% of the fair market value per share at the time of the grant as determined by the Compensation Committee.

     Under the 1989 Plan, the aggregate fair market value (determined as of the time of the grant) of the shares of Common Stock with respect to each ISO under the 1989 Plan or any ISO under any other stock option plan of the Company (or any subsidiary) that is exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Such limitation does not apply to Nonqualified Stock Options.

     Installment Payments, Loans and Guarantees. The 1989 Plan provides that the Compensation Committee, in its discretion, may assist any optionee in the acquisition of Common Stock pursuant to the exercise or surrender of one or more options under the 1989 Plan by (a) authorizing the extension of a loan from the Company to the optionee, (b) permitting the optionee to pay the option price in installments, and (c) authorizing a guarantee by the Company of a third party loan to the optionee, if the option instrument permits or is amended to permit such extension of credit. The Compensation Committee may specify the terms of such extension of credit, with or without security, provided that the maximum principal amount of such credit must be the purchase price paid for the shares acquired plus the maximum taxes which the optionees might incur in connection with such acquisition.

     Vesting. The 1989 Plan authorizes the Compensation Committee to establish vesting provisions with respect to each grant of options, regarding the period(s) of continuous employment with the Company or any of its subsidiaries that is necessary before an option (or installments thereof) will become exercisable. The options that have been granted to date under the 1989 Plan provide for vesting in four equal annual installments on the anniversary of the grant date with the first installment vesting one year from the grant date. The options that have been granted to date under the 1989 Plan further provide for exercise to the extent exercisable by the optionee (i) for a period of one year from (a) the date of the death of the optionee if he dies while in the employ of the Company or a subsidiary or within 3 months from the date of such employment or (b) termination due to the permanent disability of the optionee or (ii) within 3 months of the date of termination of service of the optionee if the termination is with the Company's consent.

     Change of Control. The 1989 Plan provides that in the event a Change of Control occurs (as defined below), options which are not vested pursuant to the terms and conditions of the 1989 Plan immediately prior to the time such Change of Control occurs shall become immediately and fully exercisable in an amount equal to (A) a number of options determined by multiplying 25% of the aggregate number of shares of Common Stock originally granted to each optionee under the 1989 Plan by a fraction, the denominator of which is 12 and the numerator of which is the number of months that have elapsed since the vesting date immediately preceding the occurrence of the Change of Control and the date of the Change of Control, plus (B) a number of options determined by multiplying the total number of options which are not fully exercisable as of the date of the Change of Control (excluding the number of options determined in A above) by 50%.

     A "Change of Control" occurs if at any time during the term of the 1989 Plan any of the following events occur: (i) the Company is merged, consolidated or reorganized into or with another corporation or other person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, and as a result of such merger, consolidation or reorganization less than fifty percent (50%) of the combined voting power of the outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities representing the combined voting power of the outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction or (ii) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other person, and as a result of such sale or transfer less than fifty percent (50%) of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer.

     Amendment. The 1989 Plan may be amended from time to time by the Board of Directors, but without further approval by the stockholders of the Company no such amendment may (a) change the aggregate number of shares of Common Stock that may be issued and sold under the 1989 Plan, (b) change the designation of the class of persons eligible to receive options, (c) reduce the minimum exercise price or (d) materially increase the benefits accruing to an optionee within the meaning of Rule 16b-3 (or any successor rule to the same effect) under the Exchange Act.

     Termination. The Board of Directors may terminate or abandon the 1989 Plan at any time except with respect to options then outstanding. The options that have been granted to date under the 1989 Plan provide for their termination upon the earliest to occur of (i) 90 days after the optionee ceases to be an employee of the Company or a subsidiary for any reason other than his death, permanent disability or retirement under a retirement plan of the Company or a subsidiary at or after the earliest voluntary retirement age provided for therein or at an earlier age with the consent of the Board of Directors, (ii) 90 days after the optionee ceases to be an employee of the Company or a subsidiary as a result of his retirement under a retirement plan of the Company or a subsidiary at or after the earliest voluntary retirement age provided for therein or at an earlier age with the consent of the Board of Directors, (iii) one year after the death or permanent disability of the optionee, if he dies or becomes permanently disabled either while he is an employee of the Company or a subsidiary or within 90 days after he ceases to be an employee of the Company or a subsidiary as a result of his retirement under a retirement plan of the Company or a subsidiary at or after the earliest voluntary retirement age provided for therein or at an earlier age with the consent of the Board of Directors, or (iv) ten years after the date of grant. Each option that has been granted to date under the 1989 Plan further provides for its termination as of the date of the optionee's commission of an act that the Board of Directors determines to have been intentionally committed and to be materially inimical to the Company.

     Adjustments. The Compensation Committee has the authority to change the number and kind of shares available under the 1989 Plan (including substitution of shares of another corporation) and the exercise price of any option granted under the 1989 Plan in any manner as the Compensation Committee deems equitable in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or rights offering, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up, combined or changed into, become exchangeable at the holder's election for or entitle the holder thereof to other shares of stock, or upon the occurrence of any other transaction described in Section 424 of the Code. The Compensation Committee may in no event, however, make a change to any ISO which would constitute a "modification" thereof within the meaning of Section 424(h)(3) of the Code. The Compensation Committee also has the authority, in the event of a sale of all or substantially all of the assets or outstanding capital stock of the Company, the dissolution or liquidation of the Company, the merger or consolidation of the Company with or into any other company, the merger or consolidation of any other company into the Company, or the making of a tender offer to purchase all or a substantial portion of the shares of the Company, to amend all outstanding options (upon conditions as the Compensation Committee deems fit) to require their termination as of the effective date of the transaction. Upon this termination, the Company must redeem the options for an amount equal to the difference between the exercise prices of the options to the extent then exercisable

(unless a greater portion will otherwise be provided by the Compensation Committee) and their fair market value, as of the date of redemption of the shares subject to the options.

TAX CONSEQUENCES TO OPTIONEES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1989 Plan based on federal income tax laws in effect on December 31, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Nonqualified Stock Options Under the 1989 Plan. In general: (i) no income will be recognized by an optionee at the time a Nonqualified Stock Option is granted; (ii) at the time of exercise of a Nonqualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a Nonqualified Stock Option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options Under the 1989 Plan. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock that is received as the result of a grant of an option could subject an officer or Director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of stock received could subject the officer or Director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     To the extent that an optionee recognizes ordinary income in the circumstance described above, the Company or subsidiary for which the optionee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not disallowed under the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

PLAN BENEFITS

     Set forth in the table below are the number of options that were granted under the 1989 Plan during the Company's last completed fiscal year and the aggregate number granted to date to each of (i) the Named Executive Officers;
(ii) all current executive officers as a group; (iii) all current employee Directors as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The number of options that will be granted to the aforementioned individuals and groups in the future is not determinable at this time.

                                 PLAN BENEFITS
                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN

                                                                     NUMBER OF STOCK OPTIONS
                                                                             GRANTED
                                                                     ------------------------
                                                                     DURING LAST
                            NAME AND POSITION                        FISCAL YEAR    TO DATE
       ------------------------------------------------------------  -----------   ----------
       Thomas O. Oesterling, Ph.D., Chief Executive Officer........       58,000      300,000
       Rodney E. Dausch, Vice President, Chief Financial Officer
         and Secretary.............................................       15,000       95,000
       Jon D. Schoeler,
         Vice President, Worldwide Sales and Marketing.............       65,000       65,000
       Michael A. Zupon, Ph.D.,
         Vice President, Product Development and Operations........       15,000      100,000
       All Current Executive Officers as a Group...................      153,000      560,000
       All Current Employee Directors as a Group...................       58,000      300,000
       All Employees, Including All Current Officers Who Are Not
         Executive Officers, as a Group............................       70,800    1,047,950

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors recommends a vote for approval of the appointment of Ernst & Young LLP, as the independent auditors of the Company and its subsidiaries, to audit the books and accounts for the Company and its subsidiaries for the fiscal year ended December 31, 1997. During fiscal 1996, Ernst & Young LLP examined the financial statements of the Company and its subsidiaries, including those included in its Annual Report to Stockholders. It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

        SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

     Proposals of stockholders intended to be eligible for inclusion in the Company's proxy statement and proxy card relating to the 1998 annual meeting of stockholders of the Company must be received by the Company on or before December 8, 1997. Such proposals should be submitted by certified mail, return receipt requested.

     The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to: Rodney E. Dausch, Secretary, Gliatech Inc., 23420 Commerce Park Road, Cleveland, Ohio 44122.

                                 OTHER MATTERS

     The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers and employees of the Company by personal interview, telephone or telegram. Such Directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

     The Directors know of no other matters which are likely to be brought before the Annual Meeting, but if any such matters properly come before the meeting the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

                                      By Order of the Board of Directors

                                      /s/ Rodney E. Dausch

                                      Rodney E. Dausch
                                      Secretary
April 7, 1997

     It is important that the proxies be returned promptly. Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                                                       EXHIBIT A

                                 GLIATECH INC.

                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN
                                  (AS AMENDED)

     SECTION 1.  PURPOSE.

     The purpose of the Gliatech Inc. 1989 Stock Option Plan (this "Plan") is to provide incentives to eligible employees of Gliatech Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined), and other selected persons, by authorizing the grant to such eligible employees and such other selected persons of options ("Options") to purchase shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company, and thus to benefit the Company by giving such persons a greater personal interest in the success of the Company and its Subsidiaries.

     SECTION 2.  ADMINISTRATION.

     This Plan shall be administered by the Company's Board of Directors or, if the Board of Directors so directs, by a committee consisting of at least two directors, who are not employees of the Company or any Subsidiary, appointed from time to time by the Board of Directors (the "Committee") and none of whom is or has been eligible to participate in any stock grant, purchase or option plan of the Company for at least one year prior to serving on the Committee. For purposes of this Plan, the term "Committee" shall mean those members of the Board of Directors or the Committee who are serving as administrators of this Plan. The Committee shall act by a majority of members at a meeting or by unanimous written consent. Options shall be granted in accordance with and pursuant to determinations made by the Committee, all in accordance with the provisions of this Plan, as to (a) the eligible persons to whom Options may be granted, (b) the times at which such persons shall receive Options, (c) the number of shares to be subject to each Option, the price therefor to be paid upon the exercise of such Option and the other terms and conditions on which such Option is granted and to which it is subject and (d) whether a particular Option is to be designated as (i) an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the Income Tax Regulations thereunder (the "Regulations"), as the same or any successor statute or regulations may at the time be in effect (an "Incentive Stock Option"), or (ii) an Option that is not an Incentive Stock Option (a "Non-Qualified Stock Option"). The Committee may, from time to time, adopt such rules and regulations for carrying out this Plan and its duties hereunder as it may deem proper and in the best interests of the Company.

     Options shall be evidenced by written instruments, executed by the Company, containing such provisions not inconsistent with the terms of this Plan as the Committee may determine. The interpretation and construction by the Committee of the provisions of this Plan and the Options shall be final and conclusive on all persons.

     SECTION 3.  SHARES SUBJECT TO PLAN.

     Subject to adjustment under the provisions of Section 10 hereof, the maximum number of shares of Common Stock which may be issued and sold under this Plan is 1,270,000 shares; provided, however, that no optionee shall be granted Options for more than 250,000 shares of Common Stock in a two-year period. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company, or a combination thereof. Shares issued pursuant to the exercise of Options shall be subject to all applicable provisions of the Certificate of Incorporation and By-Laws of the Company in existence at the time of issuance thereof and at all times thereafter. If an Option shall terminate or cease to be exercisable by reason of expiration, surrender for cancellation or otherwise without having been wholly exercised, the shares as to which the Option was not exercised shall no longer be charged against the aggregate limitation under this Section and shall thereafter be available for other grants. At no time may the sum of the maximum number of shares issuable pursuant to outstanding Options and the number of shares previously issued pursuant to Options exceed the maximum number of shares that may be issued under this Plan as set forth above.

     SECTION 4.  ELIGIBILITY.

     Subject to Section 12, options shall be granted only to persons who at the time of grant are officers, directors or, in the Committee's judgment, other key employees of the Company or any Subsidiary or other selected persons. No Committee member shall be eligible for any option grant under the Plan. Each Option granted to a person who is not an employee of the Company or of a Subsidiary on the date of grant shall be designated as a Non-Qualified Stock Option. In selecting individuals to be granted Options, the Committee may take into consideration such factors as it may deem relevant, including its estimation of the individual's present and potential contributions to the success of the Company or of a Subsidiary. For purposes of this Plan, the term "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and shall include any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

     SECTION 5.  EXERCISE PRICE OF OPTIONS AND ANNUAL LIMITATION.

     The exercise price with respect to each Option shall be determined by the Committee, provided that the exercise price per share (i) with respect to each Incentive Stock Option, shall not be less than 100%, and (ii) with respect to each Non-Qualified Stock Option, shall not be less than 50%, of the fair market value per share of the Common Stock at the date of the grant of such Option, as determined by the Committee. The fair market value per share of the Common Stock at the date of grant of an Incentive Stock Option shall be determined by the Committee in accordance with the provisions of the Internal Revenue Code and the Regulations from time to time in effect with respect to "incentive stock options."

     The aggregate fair market value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options under this Plan (or incentive stock options, within the meaning of Section 422(b) of the Internal Revenue Code, under any other stock option plan of the Company or any Subsidiary) are exercisable for the first time by an employee during any calendar year shall not exceed the sum of $100,000. The limitation of the preceding sentence shall not apply to the grant of Non-Qualified Stock Options under this Plan.

     SECTION 6.  OPTION PERIOD AND RIGHT TO EXERCISE OPTION.

     Subject to the provisions of Section 9 below, the option period under each Option and the vesting schedule for such Option shall be determined by the Committee at the time the Option is granted, provided that (a) no Incentive Stock Option shall be exercisable for a period of more than ten years from the date such Incentive Stock Option is granted and (b) no Non-Qualified Stock Option shall be exercisable for a period of more than ten years and one day from the date such Non-Qualified Stock Option is granted. Unless otherwise determined by the Committee and provided in the option instrument, no Option granted under this Plan may be exercised unless, at the time of such exercise, the optionee is employed by the Company or a Subsidiary (or, in the case of a NonQualified Option, the optionee is providing services to the Company or to a Subsidiary) and has been continuously employed by one or more of such corporations (or, in the case of a Non-Qualified Option, has been continuously providing services to one or more of such corporations) since the date of grant of such Option, and except that if the Option so provides:

          (i) the Option shall be exercisable, as and to the extent exercisable at the time of the termination of such optionee's employment, within, but only within, the period of three months beginning with the date the optionee terminates employment with the Company or a Subsidiary if the termination is with the consent of the Company; provided, however, that in no event may any Option be exercised after the date the Option expires; and

          (ii) if the optionee dies while in the employ of the Company or a Subsidiary or within three months beginning on the date that the optionee ceases to be such an employee, the Option shall be exercisable by the person to whom it is transferred by will or the laws of descent and distribution, as and to the extent it was exercisable by the optionee on the date of the optionee's death, within, but only within, the period of one year beginning with the date of optionee's death; provided, however, that in no event may any Option be exercised after the date the Option expires; and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) while in the employ of the Company or a Subsidiary and such optionee's employment terminates by reason of such disability, the Option shall be exercisable by such optionee, as and to the extent exercisable by such optionee at the time of such termination, within, but only within, the period of one year beginning with the date of such termination; provided, however, that in no event may any Option be exercised after the date the Option expires; and

          (iv) where such Option is a Non-Qualified Option, it may have terms substantially consistent with clauses (i), (ii) and (iii) above in the case of an optionee who is not an employee.

     For purposes of each incentive Stock Option, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Regulations or any successor provisions. Nothing in this Plan or in any Option shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or such Subsidiary to terminate such person's employment at any time.

     Options shall be exercised by written notice to the Company in form satisfactory to it. Subject to the provisions of Section 14, the option price shall be paid in cash, certified or bank cashier's check or, if the Option so permits, in shares of Common Stock (valued at the fair market value thereof as determined by the Committee) or a combination of cash, check (as provided above) and/or shares of Common Stock. An optionee shall have none of the rights of a stockholder of the Company until the shares to which the exercise of an Option relates are issued to such person.

     Two or more Options may be granted under this Plan to the same person, one or more of which may be Incentive Stock Options and one or more of which may be Non-Qualified Stock Options. Such Options, which may relate to different numbers of shares and may contain different terms (including different purchase prices), may be granted simultaneously and/or from time to time during the duration of this Plan, provided that in no event may any Incentive Stock Option provide that the number of shares that the optionee may purchase thereunder shall be reduced in relation to the number of shares that the optionee has purchased under any other Option, nor may any Non-Qualified Stock Option provide that the number of shares that the optionee may purchase thereunder shall be reduced in relation to the number of shares that the optionee has purchased under any Incentive Stock Option.

     The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the optionee of a new Option to purchase the same or a different number of shares as the Option surrendered, or may require surrender of all or a portion of any Option as a condition precedent to the grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period and in accordance with all other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of this Plan without regard to the price, period of exercise or any other terms or conditions of the Option surrendered.

     SECTION 7.  NON-TRANSFERABILITY.

     Except as otherwise specified by the Committee with respect to Non-Qualified Stock Options, no Option granted under this Plan shall be transferable by the person to whom it is granted otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable, during the lifetime of the person to whom it is granted, only by such person.

     SECTION 8.  COMPANY'S RIGHT TO REPURCHASE OPTION SHARES.

     At the discretion of the Committee, the Company may reserve to itself or its assignee(s) at the time of any grant of Options to any person a right to repurchase from such person any or all shares of Common Stock as to which such Options are exercised upon such person's termination of employment or service with the Company or any Subsidiary for any reason within a specified time as.determined by the Committee at the time of grant. The price for any such repurchase shall equal, in the Committee's discretion, as set forth in the granting instrument, either (i) the original purchase price for such shares (provided that the right to repurchase at such price shall, if so determined by the Committee, lapse with regard to at least 20% of such shares for each year from the date of grant), (ii) the fair market value of such shares as determined by the Committee in good faith or (iii) a price determined by a formula or other provision set forth in the grant.

     SECTION 9. SPECIAL PROVISIONS APPLICABLE TO OPTIONS GRANTED TO TEN PERCENT STOCKHOLDERS.

     In the event that any Incentive Stock Option is granted under this Plan to any individual who, at the time such Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price per share with respect to such Incentive Stock Option shall be at least 110% of the fair market value per share of the Common Stock at the time such Incentive Stock Option is granted (determined as provided in Section 5 hereof) and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date it is granted.

     SECTION 10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or rights offering, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up, combined or changed into, become exchangeable at the holder's election for or entitle the holder thereof to other shares of stock, or upon the occurrence of any other transaction described in Section 424 of the Internal Revenue Code, the Committee may change the number and kind of shares available under this Plan (including substitution of shares of another corporation) and the exercise price of any Option in any manner as it shall deem equitable, provided that in no event may any change be made under this Section 10 to any Incentive Stock Option which would constitute a "modification" thereof within the meaning of Section 424(h)(3) of the Internal Revenue Code. The Committee shall also have the authority, in the event of a sale of all or substantially all of the assets or outstanding capital stock of the Company, the dissolution or liquidation of the Company, the merger or consolidation of the Company with or into any other company, the merger or consolidation of any other company into the Company, or the making of a tender offer to purchase all or a substantial portion of the shares of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to require the termination of such Options as of the effective date of such transaction; provided, however, that upon such termination, the Company shall redeem such Options for an amount equal to the difference between the exercise price of such Options to the extent then exercisable (unless a greater portion shall otherwise be provided by the Committee) and the fair market value, as of the date of such redemption, of the shares subject to such Options. The Options shall contain such provisions as are consistent with the foregoing with respect to adjustments to be made in the number and kind of shares covered by such Options and in the exercise price per share in the event of any such change.

     SECTION 11.  CHANGE OF CONTROL.

     In the event a Change of Control (as defined below) occurs, Options which are not vested pursuant to the terms and conditions of this Agreement immediately prior to the time such Change of Control occurs shall become immediately and fully exercisable in an amount equal to (A) a number of Options determined by multiplying 25% of the aggregate number of Shares of Common Stock originally subject to this Agreement by a fraction, the denominator of which is 12 and the numerator of which is the number of months that have elapsed since the Vesting Date immediately preceding the occurrence of the Change of Control and the date of the Change of Control, plus (B) a number of Options determined by multiplying the total number of Options which are not fully exercisable as of the date of the Change of Control (excluding the number of Options determined in A above) by 50%. For purposes of this Agreement, a "Change in Control" shall have occurred if at any time during the term of this Agreement any of the following events shall occur:

     (a) The Company is merged, consolidated or reorganized into or with another corporation or other person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), and as a result of such merger, consolidation or reorganization less than fifty percent (50%) of the combined voting power of the outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities representing the combined voting power of the outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

     (b) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other person, and as a result of such sale or transfer less than fifty percent (50%) of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer.

     SECTION 12.  SUBSTITUTED OPTIONS.

     Options may be granted from time to time in substitution for stock options and/or stock appreciation rights held by employees of other corporations who become associated with the Company or a Subsidiary as the result of a merger or consolidation of such other corporation with the Company or such Subsidiary, the acquisition by the Company or a Subsidiary of the assets of such other corporation or the acquisition by the Company or a Subsidiary of stock of such other corporation as the result of which such other corporation becomes a Subsidiary, or such options or rights may be assumed by the Company. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in Section 5 hereof to such extent as the Board of Directors may deem appropriate to conform, in whole or in part, to the provisions of the instruments in substitution for which they are granted.

     SECTION 13.  REGISTRATION, LISTING AND QUALIFICATION.

     Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the Common Stock issuable upon exercise thereof on any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Common Stock pursuant to exercise thereof, such Option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company shall not be obliged to register any securities pursuant to the Securities Act of 1933, as now in effect or as hereafter amended (the "Securities Act"), or to take any other action in order to cause the issuance and delivery of share certificates pursuant to the Plan to comply with any law, regulation or requirement; provided, however, that the Company will use its best efforts to make available an exemption from registration under the Securities Act. Shares received upon exercise of Options may be legended to the extent deemed necessary by the Company, and the Company may require that any person exercising an Option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing and all other applicable legal requirements.

     SECTION 14.  INSTALLMENT PAYMENTS, LOANS AND GUARANTEES OF LOANS.

     The Committee may, in its discretion, assist any optionee (including an optionee who is an officer of the Company) in the acquisition of shares pursuant to the exercise or surrender of one or more Options under this Plan by (a) authorizing the extension of a loan from the Company to such optionee, (b) permitting the optionee to pay the option price in installments over a period of years and (c) authorizing a guarantee by the Company of a third party loan to the optionee, provided that the instrument evidencing the Option permits, or is amended to permit, such an extension of credit. Any such extension of credit shall be upon such terms, with or without security, as the Committee shall specify, provided that the maximum principal amount of such credit shall be the purchase price, if any, paid for the shares acquired plus the maximum federal, state and local income and employment tax which the optionee might incur in connection with such acquisition.

     SECTION 15.  EFFECTIVE DATE, DURATION AND TERMINATION OF PLAN.

     This Plan shall become effective upon adoption by the Board of Directors and approval by the Company's stockholders at the 1992 annual meeting. Options may be granted under this Plan at any time on or prior to the tenth anniversary of the effective date hereof as set forth above, on which date this Plan shall expire except as to Options then outstanding hereunder, which Options shall remain in effect until they have been exercised or have expired. This Plan may be abandoned or terminated at any time by the Board of Directors except with respect to Options then outstanding hereunder.

     SECTION 16.  OTHER ACTIONS.

     Nothing contained herein shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, without limitation, its right to grant or assume options other than under this Plan with respect to any employee or other person, firm, corporation or other entity.

     SECTION 17.  TRANSFERABILITY.

     No option shall be transferable by the optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act.

     SECTION 18.  AMENDMENT OR MODIFICATION OF PLAN.

     The Board of Directors may, from time to time, discontinue, alter, amend or modify this Plan for the purpose of meeting any changes in legal requirements or for any other purpose that the Board may deem advisable, provided that no such amendment or modification, except as permitted by the provisions of Section 10 above, shall (a) change the maximum number of shares to be issued pursuant to exercise of Options, (b) change the class of employees eligible to receive Options, (c) reduce the minimum exercise price of Options or (d) materially increase the benefits accruing to an optionee under this Plan, within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, unless such amendment or modification shall be approved by a majority in interest of the Company's stockholders.

P
R
O
X
Y

                                 GLIATECH INC.
                    Proxy Solicited on Behalf of the Board of
                     Directors of the Company for the Annual
                      Stockholders Meeting on May 14, 1997.

The undersigned hereby constitutes and appoints Thomas O. Oesterling, Ph.D. and Robert P. Pinkas, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of stockholders of Gliatech Inc. to be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio on Wednesday, May 14, 1997, at 11:00 a.m., and at any adjournments or postponements thereof, as follows and in accordance with their judgment upon any other matters coming before said meeting.

Election of Directors, Nominees:                      (change of address)

Irving S. Shapiro and John L. Ufheil   -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       ----------------------------------------
                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, and shares represented by this proxy when properly executed will be voted as directed or, if directions are not indicated, will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.

                                                       ---------------------
                                                            SEE REVERSE
                                                                SIDE
                                                       ---------------------

/X/   Please mark your
      votes as in this
      example.

                           FOR      WITHHELD                                            FOR      AGAINST    ABSTAIN
1.       Election of       [  ]       [  ]                  2.     Amendment to the     [  ]       [  ]       [  ]
         Directors                                                 Amended and
         (see reverse)                                             Restated 1989
                                                                   Stock Option Plan

For, except vote withheld from the following nominee(s):    3.     Approval of Ernst    [  ]       [  ]       [  ]
                                                                   & Young LLP as
----------------------------------------------------------         Independent Auditors.

                                            Change   [   ]
                                            of
                                            Address

                                            Attend   [   ]
                                            Meeting

SIGNATURE(S)                                               DATE
            -----------------------------------------------    ---------------------------


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                            2